UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2003

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26878	95-4782077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6922 Hollywood Boulevard

12th Floor

Los Angeles, California 90028

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (323) 817-4600

(Former name or former address, if changed since last report)

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

ITEM 12—RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 15, 2003, Gemstar-TV Guide International, Inc., a Delaware corporation (the “Company”), issued a press release announcing earnings for the three months ended March 31, 2003. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7—FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit No.	Description

99.1	Press Release of Gemstar-TV Guide International, Inc. issued May 15, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2003

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

By:	/S/ STEPHEN H. KAY
Stephen H. Kay
Executive Vice President and
General Counsel

EXHIBIT INDEX

99.1	Press Release of Gemstar-TV Guide International, Inc. dated May 15, 2003.